UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21477

Name of Fund:	Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Address of Principal Executive Offices:	385 East Colorado Boulevard Pasadena, CA 91101

Name and address of agent for service:	Gregory B. McShea 385 East Colorado Boulevard Pasadena, CA 91101

Registrant’s telephone number, including area code: (626) 844-9400

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1.	Report to Shareholders

Western Asset/Claymore U.S. Treasury

Inflation Protected Securities Fund 2

Annual Report to Shareholders

December 31, 2005

Annual Report to Shareholders

Dear Shareholder:

We thank you for your investment in Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (“WIW” or “Fund”). As Investment Adviser for the Fund, we are pleased to submit the WIW annual shareholder report for the 12-month period ended December 31, 2005.

As you may know, the Fund’s investment objective is to provide current income and, when consistent with current income, capital appreciation. To achieve that objective, the Fund invests at least 80% of its managed assets in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”). U.S. TIPS provide income-oriented investors the potential for attractive current income that is protected from the adverse affects of inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”). The Fund may also invest up to 20% of its total managed assets in other income-producing securities and may utilize hedging strategies to help mitigate risk and to preserve capital. There can be no assurance, however, that the Fund will achieve its investment objectives.

Western Asset Management Company, a subsidiary of Legg Mason, Inc., is the Fund’s Investment Manager and manages the portfolio of securities on a day-to-day basis. The firm was founded in 1971 and has offices in Pasadena, London and Singapore. Western Asset managed $249 billion in assets as of December 31, 2005.

During the 12-month period, the Fund generated a total return of 2.94% at net asset value (“NAV”). This represents a change in NAV from $14.00 at the start of the period to $13.46 on December 31, 2005 including the reinvestment of the Fund’s monthly dividends. On a market value basis, the Fund’s total return, including reinvestment of monthly dividends, was -0.26%, which reflects a market price of $11.87 at the close of the period vs. $12.82 on December 31, 2004.

The Fund’s market price is currently trading at a discount to the net asset value. This discount from NAV may be caused by numerous factors, and highlights the fact that most closed-end funds have fallen out of favor with investors recently. However, we feel that this discount represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“Plan”) that is described in detail on page 4 of this report. If shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost effective means to accumulate additional shares with the potential of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Fund Highlights section of the report beginning on page 3. You’ll find information on what impacted the performance of the Fund during the fiscal period and Western Asset Management’s views on the overall market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.westernclaymore.com.

Sincerely,

Claymore Advisors, LLC

February 3, 2006

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Market

In calendar 2005, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) performed similar to U.S. Treasuries except for the long maturity securities. The Barclays U.S. Government Inflation-Linked All Maturities IndexA generated a total return of 2.73%, while the U.S. Government Breakeven Index (composed of nominal U.S. Treasuries corresponding to the maturity of each U.S. TIPS issue) returned 3.75%. Almost all of the nominal outperformance occurred in the 30-year area of the curve. Shorter-term U.S. TIPS issues generally performed better than shorter-term nominal issues because of higher-than-expected inflation accretion, but longer-term nominal issues outperformed U.S. TIPS issues because long maturity nominal rates fell while real rates rose slightly.

Headline inflation, as expressed by the Consumer Price Index for All Urban Consumers (“CPI-U”), rose from 3.3% (year-over-year) in December 2004 to 3.4% (year-over-year) in December 2005, despite a spike in September 2005 to a peak rate of 4.7%. The big story was the rise in energy prices, particularly oil, gasoline, and natural gas, following the hurricanes. However, once the hurricanes passed, these were seen as mostly temporary increases resulting in little change to core inflation measures. Core CPI (i.e. excluding the effects of food and energy) remained unchanged at 2.2% from December 2004 to December 2005, while core personal consumption expenditures (“PCE”), which we believe is the Federal Reserve System’s (“Fed”) favorite inflation measure, actually fell in 2005, down from 2.3% in 2004 to only 1.9% in 2005. We believe this reinforced the notion that higher productivity and overseas competitors continued to limit long-term inflation. For the first time in three years, the U.S. dollar appreciated, gaining approximately 10% against major foreign currencies, and we believe this reduced fears of “imported inflation.” Since long-term inflation expectations remained stable, break-even spreads (the difference between 10-year U.S. Treasury yields and 10-year U.S. TIPS yields) narrowed and 10-year U.S. TIPS performed similarly to 10-year U.S. Treasuries.

The Fed continued raising rates, taking them from 2.25% to 4.25% by the end of December. During this process the Fed kept up its rhetoric of maintaining “vigilance” against inflation and inflation expectations. We believe market participants remained confident about the Fed’s credibility and, therefore, no significant inflation scare occurred. As a result, the U.S. Treasury yield curve flattened dramatically, with 10-year and under 10-year maturity U.S. Treasury yields rising while longer bond yields actually declined.

Performance

U.S. TIPS performed similar to U.S. Treasuries except for the long maturity securities as reduced inflation anxiety caused break-even spreads to decline despite higher-than-expected inflation. Long maturity U.S. Treasuries outperformed all other government issues as long rates fell and the yield curve flattened significantly.

For the year ended December 31, 2005, the Fund paid dividends from net investment income of $0.94 per share to common shareholders (including a supplemental dividend of $0.17 per share paid in December) and generated a total return of 2.94% on a net asset value (“NAV”) basis. The Fund made a supplemental year-end distribution primarily because CPI-U spiked unexpectedly in the fourth quarter of 2005 due to the effects of the hurricanes. On a share price basis, the Fund returned -0.26% during the same period as, among other things, leveraged closed-end funds as a whole experienced a sharp sell-off during the fourth quarter of 2005, regardless of asset class.

The emerging market debt component of the Fund was a star performer as strong fundamentals—easy money, rising commodity prices, and ongoing global growth—led to spreads narrowing by over 70 bps.B

Though the Fund is not required to be hedged, we continue to implement hedging strategies in the Fund’s portfolio, primarily through the use of short futures and long put options. We believe short futures contracts have helped us maintain a hedge over time without losing option premium to time decay while the market is largely range bound. There is no guarantee that future hedging strategies will be successful. Depending on market and other conditions, we may discontinue our hedging strategies at any time.

One of our goals is to maintain a relatively stable NAV; in bull markets, our hedging strategies may cause us to underperform published indices on a total return basis. In bear markets, the hedging strategies are designed to help protect the NAV against a significant decline in value, although, of course, this may not be achieved by our hedging strategies.

Western Asset Management Company

January 20, 2006

A	This index is the U.S. component of the Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
B	100 basis points = 1%.

Annual Report to Shareholders

FUND HIGHLIGHTS

(Amounts in Thousands, except per share amounts)

	December 31
	2005	2004
Net Asset Value	$823,471	$856,560
Per Share	$13.46	$14.00
Market Value Per Share	$11.87	$12.82
Net Investment Income	$70,662	$58,928
Per Common Share	$1.15	$0.97
Dividends Paid to Common Shareholders	$57,513	$53,147
Per Common Share	$0.94	$0.87
Dividends Paid to Preferred Shareholders	$13,473	$4,802
Per Share	$0.22	$0.08

The Fund

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (“WIW” or the “Fund”) is a closed-end, diversified management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable)) is distributed to the Fund’s common shareholders. A Dividend Reinvestment Plan is available to those common shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they are traded under the symbol WIW.

Performance Information

Total return on market value measures investment performance in terms of appreciation or depreciation in market value per share, plus dividends and any capital gain distributions. Total return on net asset value measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. Total return on market value assumes that dividends and distributions were reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return on net asset value assumes that dividends and distributions were reinvested at net asset value. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

	Fourth Quarter 2005	Year Ended December 31, 2005	Average Annual Return Since InceptionA
Total Return based on:
Market Value	(0.38)%	(0.26)%	(4.97)%
Net Asset Value	(1.03)%	2.94%	3.76%
Barclays U.S. Government Inflation-Linked 1-10 Year IndexB	(0.02)%	3.16%	4.26%
Barclays U.S. Government Inflation-Linked Index (All Maturities)C	0.02%	2.73%	4.51%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit http://www.westernclaymore.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions.

A	The Fund’s inception date is February 27, 2004.
B	This index is the 1 to 10 year component of the Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
C	This index is the U.S. component of the Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.

Annual Report to Shareholders

FUND HIGHLIGHTS—Continued

Investment Policies

The Fund’s investment policies include, among others, that its portfolio be invested as follows:

•	At least 80% of total managed assetsD in U.S. Treasury Inflation Protected Securities.

•	Up to 20% of total managed assets in corporate bonds or other securities and instruments, including securities and instruments of issuers located in developing or “emerging market” countries.

•	Preferred shares, together with other forms of leverage (including reverse repurchase agreements and dollar roll transactions), will not exceed 38% of the Fund’s total managed assets.

Dividend Reinvestment Plan

The Fund and Computershare Trust Company, N.A. (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (“NAV”) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010—Investor Relations telephone number (800) 426-5523.

D	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Annual Report to Shareholders

Annual Certifications

In June 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-732-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding the Fund’s voting of proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

IMPORTANT TAX INFORMATION 2005

The portion of dividends attributable to interest earned on direct obligations of the U.S. Government is exempt from state income tax in many states. The percentage of such interest earned by the Fund for each quarter and for the year ended December 31, 2005, is as follows:

First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005	Year Ended December 31, 2005
39.11%	83.96%	67.34%	85.94%	77.74%

6

Annual Report to Shareholders

PORTFOLIO DIVERSIFICATION

December 31, 2005

The pie chart and bar chart above represent the Fund’s portfolio as of December 31, 2005. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation-Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment manager to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
March 31, 2005	$13.12	$13.56	(3.24)%	182,534
June 30, 2005	$12.67	$13.90	(8.85)%	148,336
September 30, 2005	$12.25	$13.94	(12.12)%	210,356
December 31, 2005	$11.87	$13.46	(11.81)%	245,378

A	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.
B	Expressed as a percentage of the portfolio.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

December 31, 2005

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	150.0%

U.S. Government and Agency Obligations	121.4%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	$65,104	$61,892	A
United States Treasury Inflation-Protected Security		3.500%	1/15/11	81,463	87,063	A,B
United States Treasury Inflation-Protected Security		3.000%	7/15/12	150,000	158,602	A,B
United States Treasury Inflation-Protected Security		2.000%	1/15/14	85,130	84,648	A,C
United States Treasury Inflation-Protected Security		1.625%	1/15/15	143,716	138,456	A
United States Treasury Inflation-Protected Security		1.875%	7/15/15	476,849	468,951	A

Total U.S. Government and Agency Obligations (Identified Cost—$1,009,585)					999,612
Corporate Bonds and Notes	4.4%

Automotive	1.3%
Ford Motor Company		7.450%	7/16/31	10,000	6,800
General Motors Corporation		8.375%	7/15/33	6,000	3,960

					10,760

Electric	0.6%
The AES Corporation		8.875%	2/15/11	5,000	5,406

Gas and Pipeline Utilities	1.3%
Dynegy Holdings Inc.		8.750%	2/15/12	5,000	5,400
The Williams Companies, Inc.		7.500%	1/15/31	5,000	5,175

					10,575

Health Care	0.6%
Tenet Healthcare Corporation		7.375%	2/1/13	5,000	4,613

Oil and Gas	0.6%
El Paso Corporation		7.750%	1/15/32	5,000	5,012

Total Corporate Bonds and Notes (Identified Cost—$36,944)					36,366
Asset-Backed Securities	0.1%
Mutual Fund Fee Trust XIII Series 2000-3		9.070%	7/1/08	4,913	872	D,E

Total Asset-Backed Securities (Identified Cost—$1,001)

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government Agency Mortgage-Backed Securities	3.0%
Fannie Mae		5.500%	10/1/35	$24,283	$24,050

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$23,881)
Yankee BondsF	21.1%

Electric	0.6%
Empresa Nacional de Electricidad S.A.		7.875%	2/1/27	4,300	4,754

Foreign Governments	18.6%
Federative Republic of Brazil		14.500%	10/15/09	10,210	13,094
Federative Republic of Brazil		8.875%	4/15/24	3,430	3,824
Federative Republic of Brazil		12.250%	3/6/30	4,560	6,578
Federative Republic of Brazil		11.000%	8/17/40	23,065	29,731
Republic of Colombia		11.750%	2/25/20	12,380	17,115
Republic of Ecuador		9.000%	8/15/30	2,770	2,535	G
Republic of El Salvador		8.250%	4/10/32	4,330	4,774	H
Republic of Panama		9.375%	1/16/23	11,440	14,329
Republic of Peru		8.750%	11/21/33	14,860	16,717
Russian Federation		5.000%	3/31/30	30,850	34,827	G
United Mexican States		11.500%	5/15/26	1,180	1,929
United Mexican States		8.300%	8/15/31	1,900	2,442
United Mexican States		7.500%	4/8/33	4,480	5,304

					153,199

Oil and Gas	0.7%
Pemex Project Funding Master Trust		9.125%	12/1/23	4,410	5,420H

Special Purpose	0.8%
Petrozuata Finance, Inc.		8.220%	4/1/17	7,325	6,885H

Telecommunications	0.3%
Axtel SA		11.000%	12/15/13	500	565
Innova S. de R.L.		9.375%	9/19/13	1,740	1,931

					2,496

Transportation	0.1%
Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.		9.375%	5/1/12	1,010	1,106H

Total Yankee Bonds (Identified Cost—$154,861)					173,860

Total Long-Term Securities (Identified Cost—$1,226,272)					1,234,760

Annual Report to Shareholders

	% OF NET ASSETS	PAR/ SHARES	VALUE
Short-Term Securities	N.M.

Options PurchasedI	N.M.
U.S. Treasury Note Futures Call, January 2006, Strike Price $112.00		1,000J	$31
U.S. Treasury Note Futures Call, January 2006, Strike Price $113.00		2,027J	32

Total Short-Term Securities (Identified Cost—$94)			63
Total Investments (Identified Cost—$1,226,366)	150.0%		$1,234,823
Other Assets Less Liabilities	(0.2)%		(1,352)
Liquidation Value of Preferred Shares	(49.8)%		(410,000)

Net Assets Applicable to Common Shareholders	100.0%		$823,471

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenI
U.S. Treasury Note Futures	February 2006	1,412	$(1,247)
U.S. Treasury Bond Futures	February 2006	134	(288)

			$(1,535)

Options WrittenI
U.S. Treasury Note Futures Call, Strike Price $109	January 2006	3,027	$(503)

A	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
B	All or a portion of this security is collateral to cover options and futures contracts written.
C	Position, or a portion thereof, with an aggregate market value of $19,125 has been segregated to collateralize the reverse repurchase agreement.
D	Indexed Security – The rate of interest earned on this security is tied to the London Interbank Offered Rate ("LIBOR"). The coupon rate is the rate as of December 31, 2005.
E	Private placement
F	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
G	Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes.
H	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 2.2% of net assets.
I	Options and futures are discussed in more detail in the notes to financial statements.
J	Par shown represents actual number of contracts.

N.M. Not Meaningful

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Assets:
Investments, at value (Identified Cost—$1,226,272)		$1,234,760
Options purchased (Identified Cost—$94)		63
Cash		8,702
Futures variation margin		276
Interest and dividends receivable		14,827

Total assets		1,258,628

Liabilities:
Options written (Proceeds—$1,862)	$2,365
Payable for reverse repurchase agreements	19,124
Income distribution payable to preferred shareholders	74
Income distribution payable to common shareholders	2,643
Accrued advisory fee	672
Accrued administration fee	10
Accrued expenses	269

Total liabilities		25,157

Preferred Shares:
No par value, 16 shares authorized, issued and outstanding, $25 liquidation value per share (Note 5)		410,000

Net Assets Applicable to Common Shareholders		$823,471

Capital:
Common shares, no par value, unlimited number of shares authorized, 61,184 shares issued and outstanding (Note 4)		$869,931
Under/(over) distributed net investment income		575
Accumulated net realized gain/(loss) on investments, options, futures and swaps		(53,454)
Net unrealized appreciation/(depreciation) on investments, options, futures and swaps		6,419

Net Assets		$823,471

Net asset value per common share ($823,471 divided by 61,184 common shares issued and outstanding)		$13.46

See notes to financial statements.

Annual Report to Shareholders

STATEMENTS OF OPERATIONS

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

FOR THE YEAR ENDED DECEMBER 31, 2005
Investment Income:
Interest	$82,867
Dividend	30

Total income	82,897

Expenses:
Advisory and administration fees	8,024
Audit and legal fees	297
Custodian fees	208
Preferred share rating agency fees	24
Proxy expense	113
Registration fees	79
Reports to shareholders	50
Preferred shares auction agent fee expense	1,038
Transfer agent and shareholder servicing expense	30
Trustees’ fees and expenses	121
Other	44

Total operating expenses	10,028
Less: Compensating balance credits	(2)
Interest expense	2,209

Total expenses	12,235

Net Investment Income	70,662

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(21,636)
Options	(7,301)
Futures	2,261
Swaps	101

(26,575)

Unrealized appreciation/(depreciation) of investments, options, futures and swaps	(6,190)

Net Realized and Unrealized Gain/(Loss) on Investments	(32,765)

Change in Net Assets Resulting from Operations	37,897
Dividends to Preferred Shareholders from Net Investment Income	(13,473)

Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	$24,424

See notes to financial statements

Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

	FOR THE YEAR ENDED DECEMBER 31, 2005	FOR THE PERIOD ENDED DECEMBER 31, 2004A
Increase in Net Assets Applicable to Common Shareholders:
Net investment income	$70,662	$58,928	B
Net realized gain/(loss) on investments, options, futures and swaps	(26,575)	(26,959)
Unrealized appreciation/(depreciation) on investments, options, futures and swaps	(6,190)	12,609

Increase in net assets resulting from operations	37,897	44,578
Dividends to preferred shareholders from net investment income	(13,473)	(4,802	)B

Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	24,424	39,776

Distributions to Common Shareholders:
From net investment income	(57,513)	(53,147)

Capital Transactions:
Net proceeds from initial offering	—	874,900
Offering costs from common shares issuance	—	(1,833)
Offering costs from preferred shares issuance	—	(521)
Sales load on issuance of preferred shares	—	(4,100)
Reinvestment of dividends resulting in the issuance of common shares	—	1,385

	—	869,831

Net increase (decrease) in net assets applicable to common shareholders	(33,089)	856,460

Net Assets:
Beginning of year	856,560	100

End of year	$823,471	$856,560

Under/(Over) distributed net investment income	$575	$962

A	For the period February 27, 2004 (commencement of operations) to December 31, 2004.
B	These amounts have been re-stated from the amounts previously reported. See Note 9 in the notes to financial statements.

See notes to financial statements

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	FOR THE YEAR ENDED DECEMBER 31, 2005	FOR THE PERIOD ENDED DECEMBER 31, 2004A
Per Share Operating Performance:
Net asset value, beginning of period	$14.00	$14.33	B

Net investment income	1.15	.97
Net realized and unrealized gain/(loss) on investments	(.53)	(.32)

Total from investment operations	.62	.65
Dividends paid to preferred shareholders	(.22)	(.08)

Total from investment operations applicable to common shareholders	.40	.57

Dividends paid to common shareholders from net investment income	(.94)	(.87)

Offering costs charged to paid-in capital	—	(.03)

Net asset value, end of period	$13.46	$14.00

Market value, end of period	$11.87	$12.82

Average market value per share, end of period	$12.58	$13.33

Total Investment Return Based On:C
Market value	(0.26)%	(8.73	)%D
Net asset value	2.94%	3.99	%D,E

Ratios and Supplemental Data:
Ratio of total expenses to average weekly net assets (including interest expense) attributable to:
Common sharesF	1.47%	1.30	%H
Total managed assetsF,J	.93%	.83	%H
Ratio of net expenses to average weekly net assets (including interest expense) attributable to:
Common sharesG	1.47%	1.30	%H,I
Total managed assetsG,J	.93%	.83	%H,I

Ratio of net investment income to average weekly net assets attributable to:
Common shares	8.46%	8.42	%H,I
Total managed assetsJ	5.37%	5.42	%H,I

Asset coverage on preferred shares, end of periodK	301%	308%
Portfolio turnover rate	113%	54	%D
Net assets at end of period (in thousands)	$823,471	$856,560

A	For the period February 27, 2004 (commencement of operations) to December 31, 2004.
B	Net of sales load of $0.675 on initial shares issued.
C	Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund's net asset value during the period. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.
D	Not annualized.
E	Total return on NAV includes offering costs. If offering costs were excluded, the total return would be 4.20%.
F	This ratio reflects total expenses before compensating balance credits.
G	This ratio reflects expense net of compensating balance credits.
H	Annualized.
I	These amounts have been re-stated from the amounts previously reported. See Note 9 in the notes to financial statements.
J	Includes liquidation value of preferred shares.
K	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of preferred shares divided by the value of outstanding preferred stock.

See notes to financial statements.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

(Amounts in Thousands)

1. Significant Accounting Policies:

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (“Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund commenced operations on February 27, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

With respect to the Fund, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $53,759 and $104,414, respectively, for the year ended December 31, 2005. Purchases and sales of U.S. government and government agency obligations were $1,421,240 and $1,465,662, respectively, for the year ended December 31, 2005.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the

Annual Report to Shareholders

party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are generally priced daily based upon quotations from brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions.

Distributions to Common Shareholders

Net investment income for dividend purposes is recorded on the accrual basis and consists of interest and dividends earned less expenses. All premiums and discounts are amortized for financial reporting and tax purposes using the effective interest method over the period to maturity of the security, and serve to reduce or increase interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are paid monthly. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under tax regulations.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended December 31, 2005, the Fund earned compensating balance credits of $2.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gain to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions of $70,986 during the year ended December 31, 2005, were characterized as ordinary income. No capital gain distributions were paid during the year ended December 31, 2005.

Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended December 31, 2005, realized capital losses reflected in the accompanying financial statements, which will not be recognized for federal income tax purposes until 2006, are shown in the table below.

The tax basis components of net assets at December 31, 2005, were:

Unrealized appreciation	$23,126
Unrealized depreciation	(16,503)

Net unrealized appreciation/(depreciation)	6,623
Undistributed ordinary income	575
Capital loss carryforwards	(37,233)
Post-October loss push and other loss deferrals	(16,425)
Paid-in capital	869,931

Net assets	$823,471

The difference between book and tax basis unrealized depreciation is primarily due to the tax deferral of wash sale losses and differing tax treatment of futures and options contracts.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. The Fund had unused capital loss carryforwards for federal income tax purposes at December 31, 2005, of $27,145, expiring in 2012 and $10,088, expiring in 2013.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2005, the Fund recorded the following reclassifications, which relate primarily to reclassifications of gains/losses on paydown securities and swaps. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$(63)
Accumulated net realized gain/(loss)	63

At December 31, 2005, the cost of investments for federal income tax purposes was $1,228,231.

3. Financial Instruments:

Options Transactions

As part of its investment program, the Fund may utilize options and futures. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

Annual Report to Shareholders

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the portfolio of investments. The risk in writing a covered call option is that the Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Activity in written call and put options during the year ended December 31, 2005, was as follows:

	Calls		Puts
	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at December 31, 2004	50,001,250	$4,213	—	$—
Options written	12,031	9,099
Options closed	(6,978)	(5,978)
Options expired	(1,946)	(1,206)
Options exercised	(50,001,330)	(4,266)

Options outstanding at December 31, 2005	3,027	$1,862	—	$—

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

Swap Agreements

The use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Fund will not enter into any swap agreement unless Western Asset Management Company (“Investment Manager”) believes that the other party to the transaction is creditworthy, the Fund does bear the risk of loss of the amount expected to be received under the swap agreement in the event of the default or bankruptcy of the agreement counterparty. The Fund had no open swap agreements at December 31, 2005.

Futures

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Fund may enter into futures contracts for various reasons, including in connection with its interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in value of the futures contracts primarily corresponds with the value of the underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The open futures positions and related appreciation or depreciation at December 31, 2005, are listed at the end of the Fund’s portfolio of investments.

Reverse Repurchase Agreements

For the year ended December 31, 2005, the average amount of reverse repurchase agreements outstanding was $66,026 and the daily weighted average interest rate was 3.29%.

As of December 30, 2005, the Fund had entered into two reverse repurchase agreements (“Reverse Repurchase Agreements”) with Lehman Brothers, Inc. for $19,116. The Reverse Repurchase Agreements, which matured on January 3, 2006, were recorded at cost and were collateralized by a U.S. Treasury Inflation Protected Security with a par value of $17,700 and a market value as of December 30, 2005, of $19,125. The implied interest rate on the Reverse Repurchase Agreements was 4.10% at December 30, 2005.

4. Common Shares:

Of the 61,184 shares of common stock outstanding at December 31, 2005, the Investment Manager owned 7 shares, and 102 shares had been issued pursuant to the Dividend Reinvestment Plan.

5. Preferred Shares (amounts are not in thousands):

There are 16,400 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 16,400 Preferred Shares outstanding consist of five series: 3,280 shares each of Series M, Series T, Series W, Series TH, and Series F. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M, Series W and Series F Preferred Shares are cumulative and are paid at a rate typically reset every seven days based on the results of an auction. The rate for Series T and Series TH is reset every 28 days. Dividend rates ranged from 1.32% to 4.40% from January 1, 2005, to December 31, 2005; the average rate was 3.29%. Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000

Annual Report to Shareholders

per share plus any accumulated but unpaid dividends, whether or not earned or declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Bylaws are not satisfied.

Preferred shareholders, who are entitled to one vote per Preferred Share, generally vote as a single class with the common shareholders, but will vote separately as a class (and, in certain circumstances, vote separately by series) with respect to certain matters set forth in the Bylaws. The preferred shareholders are entitled to elect at least two Trustees of the Fund.

6. Securities Loaned:

The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. As of December 31, 2005, there were no securities on loan.

7. Transactions With Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with Claymore Advisors, LLC (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Under an administrative agreement with the Fund, Legg Mason Fund Adviser, Inc. (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $125.

8. Trustee Compensation (amounts are not in thousands):

During the fiscal year ended December 31, 2005, each Independent Trustee received a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board received an additional $2,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each received an additional $1,500 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee received $500 for each committee meeting attended.

9. Restatement (amounts are not in thousands):

The December 31, 2004, annual report incorrectly accounted for $338,922 of preferred dividend auction agent fee expense in dividends paid to preferred shareholders. As a result, the December 31, 2004, annual report incorrectly reported the annualized ratios of expenses attributable to common shares and total managed assets in the Financial Highlights as 1.25% and 0.80%, respectively. The December 31, 2004, annual report also incorrectly reported the annualized ratios of net investment income attributable to common shares and total managed assets in the Financial Highlights as 8.47% and 5.45%, respectively. Additionally, the Statement of Changes in Net Assets incorrectly reported net investment income and dividends to preferred shareholders from net investment income as $59,267,089 and $(5,141,301), respectively. The misclassification did not affect the net asset value of the Fund or its total return, nor did it affect the distributions available or paid to the preferred and common shareholders and it did not have a material impact on the financial statements. However, for consistency in reporting, the presentation shown in the current report reflects the correct classifications.

Annual Report to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2006

Annual Report to Shareholders

TRUSTEES AND OFFICERS

The Trustees and officers of the Fund, their year of birth, and a description of their principal occupations during the past five years are listed below. Except as noted, each Trustee’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Independent Trustees
Peter Erichsen 1956	Trustee and Chairman of the Board of Trustees(2)(3)	Term expires in 2006; served since August 2003	Vice President, General Counsel and Secretary of the J. Paul Getty Trust (2001-present); Governor of the Philadelphia Stock Exchange (1999-present); Chairman of the Philadelphia Stock Exchange’s Audit Committee (1999-present). Formerly: Vice President and General Counsel of the University of Pennsylvania (1997-2001).	2	None
Michael Larson 1959	Trustee(2)(3)	Term expires in 2008; served since May 2004	Chief Investment Officer for William H. Gates III (1994-present).	2	Pan American Silver Corp. (silver mining, development and exploration company) (1999-present).
Ronald A. Nyberg 1953	Trustee(2)(3)	Term expires in 2006; served since August 2003	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present).	10	Trustee of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (2003-present); Trustee of Advent Claymore Convertible Securities & Income Fund (2003-present).
Ronald E. Toupin, Jr. 1958	Trustee(2)(3)	Term expires in 2007; served since August 2003	Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1998); and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1990-1998), and John Nuveen & Company, Inc. (1982-1999).	9	Trustee of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (2003-present).
Interested Trustees
Nicholas Dalmaso 1965 2455 Corporate West Drive, Lisle, IL 60532	Trustee(4)	Term expires in 2008; served since August 2003	Senior Managing Director and General Counsel of Claymore Securities, Inc. (2000-present) and Claymore Advisors, LLC (2003-present); Director of Claymore Investments, Inc. (2004-present); Chief Executive Officer, Chief Legal Officer and Chief Compliance Officer to funds in Claymore Advisors fund complex (2004-present). Formerly: Assistant General Counsel of John Nuveen & Company, Inc. (1999-2001).	10	Trustee of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (2003-present); Trustee of Advent Claymore Convertible Securities & Income Fund (2003-present).

Annual Report to Shareholders

TRUSTEES AND OFFICERS—Continued

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Randolph L. Kohn 1947	Trustee and President(5)	Term expires in 2007; served since August 2003(6)	President, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present); Director, Global Client Services and Marketing, Western Asset Management Company (1984-present). Formerly: Director (1996-2001) and Chairman (2000-2001), Arroyo Seco, Inc.; Director of Marketing, American Express Asset Management (1982-1984); Director of Marketing, First Asset Management (1979-1982); Marketing Executive, Kemper Financial Services (1975-1979).	2	None
Officers(6)(7)
Gregory B. McShea 1965	Vice President	Served since August 2003	General Counsel of Western Asset Management Company (2003-present); Vice President of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present). Formerly: Associate General Counsel and Compliance Director, Private Client Group of Legg Mason Wood Walker, Incorporated, a brokerage firm (“LMWW”) (1997-2003).	N/A	N/A
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Treasurer	Served since August 2003	Vice President, Legg Mason & Co., LLC (2005-present); Vice President and Treasurer of all Legg Mason retail, open-end investment funds (1986-present); Vice President and Treasurer of Legg Mason Charles Street Trust, Inc., an open-end investment company (1998-present); Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund, a closed-end investment company (2001-present), Western Asset Funds, Inc. (1990-present), Western Asset Premier Bond Fund (2001-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present). Formerly: Vice President, LMWW (1992-2005); Assistant Treasurer of Western Asset Income Fund (1988-2001).	N/A	N/A

Annual Report to Shareholders

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Amy M. Olmert 1963 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since September 2004	Senior Vice President of Legg Mason, Inc. (2004-present); Vice President and Chief Compliance Officer of all Legg Mason retail open-end investment companies (2004-present); Vice President and Chief Compliance Officer of Legg Mason Charles Street Trust, Inc., an open-end investment company (2004-present); Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Premier Bond Fund, Western Asset Income Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2004-present). Formerly: Director (2000-2003) and Managing Director (2003-2004) of Deutsche Asset Management.	N/A	N/A
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Served since August 2003(5)	Assistant Vice President, Legg Mason & Co., LLC (2005-present); Assistant Treasurer of Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2001-present) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present); Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present.) Formerly: Assistant Vice President, Legg Mason & Co., LLC (2002-2005); Manager, Funds Accounting, LMWW (2000-2005).	N/A	N/A
Heidemarie Gregoriev 1971 2455 Corporate West Drive, Lisle, IL 60532	Secretary	Served since May 2004(8)	Vice President and Assistant General Counsel, Claymore Advisors, LLC and Claymore Securities, Inc. since February 2004 and Secretary to funds in the Claymore Fund Complex. Previously: Legal Counsel, Henderson Global Investors (North America) Inc. and Assistant Secretary (2001-2004) and Chief Legal Officer (2003-2004) of Henderson Global Funds.	N/A	N/A

Annual Report to Shareholders

TRUSTEES AND OFFICERS—Continued

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Steven M. Hill 1964 2455 Corporate West Drive, Lisle, IL 60532	Assistant Treasurer	Served since May 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Chief Financial Officer and Treasurer or Assistant Treasurer of all closed-end investment companies in the Claymore fund complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003), Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).	N/A	N/A
Richard C. Sarhaddi 1974 2455 Corporate West Drive, Lisle, IL 60532	Assistant Secretary	Served since May 2004	Assistant Vice President and Attorney, Claymore Advisors, LLC and Claymore Securities, Inc.; and Assistant Secretary of all closed-end investment companies in the Claymore fund complex (2004-present). Formerly: Editor, CCH Incorporated (2003-2004).	N/A	N/A
(1)	Each Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. Western Asset Management Company serves as investment adviser to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, and Old Mutual/Claymore Long-Short Fund, each of which is a closed-end management investment company, and Claymore Trust, an open-end management investment company. Additionally, Messrs. Nyberg and Dalmaso serve as Trustees for Advent/Claymore Enhanced Growth & Income Fund, a closed-end investment company. Each of these Funds is considered part of the same Fund Complex as the Fund because Claymore Advisors, LLC serves as investment adviser to those funds.
(2)	Member of the Audit Committee of the Board of Trustees.
(3)	Member of the Governance and Nominating Committee of the Board of Trustees.
(4)	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Claymore Advisors, LLC (“Investment Adviser”), the Fund’s investment adviser, and his ownership interest in Claymore Group, LLC, the parent company of that entity.
(5)	Mr. Kohn is an “interested person” (as defined above) of the Fund on the basis of his employment with Western Asset and certain of its affiliated entities (as disclosed above), as well as his ownership of certain shares of common stock of Legg Mason, Inc., Western Asset’s parent company.
(6)	Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.
(7)	Officers of the Fund are “interested persons” (as defined above).
(8)	On February 6, 2006, Ms. Gregoriev resigned as Secretary of the Fund and Melissa J. Nguyen was elected as her replacement by the Board of Trustees.

Annual Report to Shareholders

TRUSTEE CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS

The Independent Trustees considered the Investment Advisory Agreement (“Advisory Agreement”) between Claymore Advisors, LLC (“Claymore”) and the Fund and the Investment Management Agreement (“Management Agreement” and together with the Advisory Agreement, the “Agreements”) between Claymore and Western Asset Management Company (“Western Asset”) with respect to the Fund at meetings held on September 12, 2005, October 24, 2005 and November 7, 2005. At a subsequent meeting held on November 7, 2005, the Independent Trustees reported to the full Board of Trustees their considerations with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Claymore and Western Asset (together, the “Advisers”), including, in the case of Western Asset, relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined Western Asset’s ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund, noting in particular the greater complexities in purchasing fixed income securities of below investment grade quality, including in particular emerging markets debt instruments. The Trustees also examined Claymore’s role as investment advisor to the Fund, including its oversight of the Fund and Western Asset with respect to the Fund’s portfolio management. The Trustees also considered the nature and quality of certain administrative and ongoing shareholder support services that Claymore is responsible for providing to the Fund, such as written and oral communications with the closed-end fund analyst community, investment advisers and current and prospective shareholders. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. The Trustees also discussed with Western Asset’s Chief Executive Officer the pending acquisition of Citigroup Asset Management by Legg Mason, Inc., Western Asset’s parent company, and the impact such acquisition may have on Western Asset and the Fund. Based on the foregoing, the Trustees concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, that Claymore’s various services were valuable to the Fund and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in peer groups investing primarily in U.S. TIPS. The Trustees discussed the factors involved in the Fund’s performance relative to the performance of its peer groups. In that connection, the Trustees noted that the performance of the Fund over most of the periods was well above the average of each peer group.

The Trustees also gave substantial consideration to the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees observed that, although the management fee paid by the Fund was above the average of one of the two Lipper peer groups reviewed, the Fund’s performance was also above the average of this peer group and the Fund’s total expenses were below the average of both peer groups. They noted that the management fee paid by the Fund was generally higher than the fees paid by clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher and that the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for other clients. In light of these differences, the Trustees concluded that the differences in management fees were reasonable.

Annual Report to Shareholders

TRUSTEE CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS—Continued

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the Fund to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including the so-called “fallout benefits” to the Advisers, such as reputational value derived from serving as investment manager or adviser; and the affiliation between Western Asset and Legg Mason Fund Adviser, Inc., the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be “excessive.”

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further concluded that, because the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be “excessive,” any economies of scale that may currently exist need not be shared with shareholders at this time.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the SEC rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by Western Asset and the advisory, oversight, administrative and after-market support services being provided by Claymore; that the fees to be paid to the Advisers under the relevant Agreement were fair and reasonable, given the scope and quality of the services rendered by each Adviser; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Annual Report to Shareholders

PRIVACY POLICY

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its Service Providers, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders information and to use it only to perform the services for which the companies hired.

The Fund, through its Service Providers, maintains physical, electronic, and procedural safeguards to protect shareholder non-public personal information. Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Western Asset/Claymore U.S. Treasury

Inflation Protected Securities Fund 2

The Board of Trustees

Peter C. Erichsen, Chairman

Randolph L. Kohn, President

Nicholas Dalmaso

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Gregory B. McShea, Vice President

Amy M. Olmert, Chief Compliance Officer

Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer

Steven M. Hill, Assistant Treasurer

Erin K. Morris, Assistant Treasurer

Heidemarie Gregoriev, Secretary

Richard C. Sarhaddi, Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Investment Manager

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, MA 02103

Counsel

Ropes & Gray LLP

45 Rockefeller Plaza

New York, NY 10111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

250 West Pratt Street

Baltimore, MD 21201

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

This report is sent to shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WIW-AR-05

Item 2.	Code of Ethics

(a)	Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

Item 3.	Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in absence of such designation or identification.

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2004 – $23,300

Fiscal Year Ended December 31, 2005 – $27,200

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2004 – $6,400

Fiscal Year Ended December 31, 2005 – $6,500

Review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding.

PricewaterhouseCoopers LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended December 31, 2004 – $900

Fiscal Year Ended December 31, 2005 – $1,050

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c).

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

	(2)	None.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2004 – $0

Fiscal Year Ended December 31, 2005 – $152,047

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of Peter Erichsen, Michael Larson, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Item 6.	Schedule of Investments

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Sub-Adviser”). The Proxy Voting Policies and Procedures of the Sub-Adviser are attached as an exhibit to this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

A team of investment professionals at the Sub-Adviser, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh, and Portfolio Manager Peter H. Stutz, manages the Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the “Fund”).

Messrs. Leech and Walsh have each served as portfolio managers for the Sub-Adviser for over 10 years. Mr. Stutz has served as a portfolio manager for the Sub-Adviser since 1997.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Stutz is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Other Accounts

As of February 28, 2006, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	$23,661,545,735	0	0
Other pooled investment vehicles	19	$19,795,303,572	0	0
Other accounts	740	$205,776,184,176	77	$20,675,562,028

Stephen A. Walsh:

Registered Investment Companies	36	$23,661,545,735	0	0
Other pooled investment vehicles	19	$19,795,303,572	0	0
Other accounts	740	$205,776,184,176	77	$20,675,562,028

Peter H. Stutz:

Registered Investment Companies	3	$1,685,899,328	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	15	$2,340,534,208	2	$214,115,738

Note: The numbers above reflect the overall number of portfolios managed by the Sub-Adviser. Mr. Leech and Mr. Walsh are involved in the management of all the Sub-Adviser’s portfolios, but they are not solely responsible for particular portfolios. The Sub-Adviser’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Sub-Adviser’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Sub-Adviser or an affiliate has an interest in the account. The Sub-Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Sub-Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Sub-Adviser has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern-related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Sub-Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers

With respect to the compensation of the portfolio managers, the Sub-Adviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Sub-Adviser, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Sub-Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Sub-Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2005:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Peter H. Stutz	$1 - $10,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 – filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

By:	/s/ Randolph L. Kohn
Randolph L. Kohn President, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph L. Kohn
Randolph L. Kohn President, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Date: March 6, 2006

By:	/s/ Marie K. Karpinski
Marie K. Karpinski Treasurer and Principal Financial and Accounting Officer Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Date: March 2, 2006